Post-Issue Rate Sheet Prospectus Supplement Dated April 29, 2024
To The Prospectus Dated April 29, 2024 For

JACKSON RETIREMENT INVESTMENT ANNUITYSM
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Post-Issue Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The purpose of this Post-Issue Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current post-issue annual add-on benefit charges and GAWA percentage (collectively referred to as the “rates”) for the Jackson +Protect Guaranteed Minimum Withdrawal Benefit (“GMWB”) when elected on a contract anniversary. This Supplement replaces and supersedes any previously issued Post-Issue Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefit referenced in this Post-Issue Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES” and “ACCESS TO YOUR MONEY” sections in the prospectus. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement.

The charges and rates below apply for benefit election forms signed on or after April 29, 2024.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The GAWA percentage and the annual charges during the Deferral and Withdrawal Periods applicable for post-issue election of the Jackson +Protect GMWB add-on benefit are:

Add-On Benefit Name	GAWA%	Current Annual Charge
		Deferral Period	Withdrawal Period
Jackson +Protect GMWB	4.00%	0.35%	0.80%

In order for you to receive the changes and rates disclosed in this Supplement, your benefit election form must be signed on or after the date referenced above. We must receive your benefit election form in Good Order within 14 calendar days from the date you sign your benefit election form. Once the add-on benefit has been added to your Contract, the rates disclosed in this Supplement will not change as long as you own the add-on benefit.

Subject to the timing requirements stated above, if the charges or rates that we are currently offering on the day your add-on benefit endorsement is added to your Contract are more beneficial to you than the charges or rates we were offering on the date you signed your benefit election form, you will receive the more beneficial set of charges or rates. For example, if the current annual charges we are currently offering for post-issue elections on the day your add-on benefit endorsement is added to your Contract are higher than the charges we were offering on the date you signed your benefit election form, your add-on benefit endorsement will be added to your Contract with the rates that were in effect on the day you signed your benefit election form, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your add-on benefit endorsement is added to your Contract are lower than the charges we were offering on the date you signed your benefit election form, you will receive the lower set of rates, subject to meeting the timing requirements above.

If the necessary paperwork is not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the effective date of your add-on benefit.

If your benefit election form was signed prior to the benefit election form date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Customer Care Center.

All Rate Sheet Prospectus Supplements are available by contacting our Customer Care Center at 1-800-644-4565, and are also available at www.jackson.com/product-literature-3.html. Please note: current charges and rates applicable to elections of add-on benefits at the time of application and issue of your Contract are disclosed on a separate Rate Sheet Prospectus Supplement also found by following the link listed above.

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To be used with JMV25288 04/24

VPS00021 04/24